SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than Registrant [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to ' 240.14a-11(c) or ' 240.14a-12


                           Trimble Navigation Limited
        ----------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     ----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies: N/A
      (2) Aggregate number of securities to which  transaction  applies:  N/A
      (3) Per unit price or other underlying value of transaction computed
          pursuant to Exchange Act Rule 0-11:   N/A
      (4) Proposed maximum aggregate value of transaction:   N/A
      (5) Total fee paid:   N/A
 [ ] Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided  by Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:   N/A
      (2) Form, Schedule, or Registration Statement No.:   N/A
      (3) Filing Party:   N/A
      (4) Date Filed:  N/A

                           TRIMBLE NAVIGATION LIMITED


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 1997

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trimble Navigation Limited (the "Company") will be held at the Company's facility at 749 North Mary Avenue, Sunnyvale, California 94088, on Thursday, May 15, 1997, at 4:00 p.m. local time, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve an increase of 600,000 shares in the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan.

     3. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 16, 1997, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a Proxy.

                                                   For the Board of Directors
                                                   TRIMBLE NAVIGATION LIMITED

                                                   ROBERT A. TRIMBLE
                                                   Secretary
Sunnyvale, California
April 2, 1997

    IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                           TRIMBLE NAVIGATION LIMITED

                                 ---------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 15, 1997


     The enclosed Proxy is solicited on behalf of the Board of Directors of Trimble Navigation Limited, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held on May 15, 1997, at 4:00 p.m. local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     The Company's principal executive offices are located at 645 North Mary Avenue, Sunnyvale, California 94088. The telephone number at that address is
(408) 481-8000.

     These proxy solicitation materials were mailed on or about April 2, 1997, to all shareholders entitled to vote at the Annual Meeting. A copy of the Company's 1996 Annual Report on Form 10-K accompanies this Proxy Statement.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

     Shareholders of record at the close of business on March 16, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 22,303,914 shares of Common Stock.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder as of the Record Date, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Annual Meeting and the presence or absence of a quorum. The required quorum is a majority of the shares outstanding on the Record Date. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Solicitation of Proxies

     The cost of this solicitation will be borne by the Company. The Company has retained the services of Skinner & Co. to solicit proxies, for which services the Company has agreed to pay $3,500 and will reimburse certain out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Deadline for Receipt of Shareholder Proposals for 1998 Annual Meeting

     Proposals of shareholders of the Company intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than December 3, 1997 in order that they may be included in the proxy statement and form of proxy related to that meeting.


                        PROPOSAL I--ELECTION OF DIRECTORS

Nominees

     A board of five directors is to be elected at the Annual Meeting. Zvonko Fazarinc, who was a member of the Company's Board of Directors last year, has announced his intended retirement and will not stand for re-election at the Annual Meeting this year. Effective as of the Annual Meeting, the Board of Directors will be reduced from six members to five members. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the persons named below as candidates.

     The names of the nominees and certain information about them are set forth below:

 Name of Nominee         Age                 Principal Occupation                   Director
                                                                                     Since
---------------------------------------------------------------------------------------------

 Charles R. Trimble       55        President and Chief Executive Officer of the       1981
                                      Company

 John B. Goodrich         55        Member of the law firm of Wilson Sonsini           1981
                                     Goodrich & Rosati, P.C., legal counsel to
                                     the Company


 William Hart             56        General Partner, Technology Partners               1984


 Bradford W. Parkinson    62        Professor, Stanford University                     1984

 Robert S. Cooper         65        President, Chief Executive Officer and Chairman    1989
                                     of the Board of Directors of Atlantic
                                     Aerospace Electronic Corporation


     Charles R. Trimble has served as President, Chief Executive Officer, and a director of the Company since November 1978 and was one of the Company's founders. Prior to founding the Company, he was Manager of Integrated Circuit Research and Development at the Santa Clara division of Hewlett-Packard Company, an instrumentation and computer manufacturer. Mr. Trimble received a B.S. degree in Engineering (Physics) in 1963 and an M.S. degree in Electrical Engineering in 1964 from the California Institute of Technology.

     John B. Goodrich has served as a director of the Company since January 1981. Mr. Goodrich is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, legal counsel to the Company. Mr. Goodrich received a B.A. degree from Stanford University in 1963, a J.D. degree from the University of Southern California in 1966, and an L.L.M. degree in Taxation from New York University in 1970.

     William Hart has served as a director of the Company since December 1984. Mr. Hart is a General Partner of Technology Partners, a venture capital management firm that he founded in 1980. Mr. Hart previously held positions with Cresap, McCormick and Paget, a management consulting firm, and with International Business Machines Corporation. Mr. Hart is also currently a director of CellNet Data Systems, Inc., The Qualix Group, Inc. and Silicon Gaming, Inc. Mr. Hart received a Bachelor of Management Engineering degree from Rensselaer Polytechnic Institute in 1965 and an M.B.A. degree from the Amos Tuck School of Business Administration at Dartmouth College in 1967.

     Bradford W. Parkinson has served as a director of the Company since 1984, and as a consultant to the Company since 1982. Dr. Parkinson has been a Professor of Aeronautics and Astronautics at Stanford University since 1984 and Program Manager for several Federal Aviation Administration sponsored research projects on the use of Global Positioning Systems for navigation. Dr. Parkinson was the original Program Manager for the Global Positioning System at the Department of Defense, where he directed development from 1972 to 1978. Dr. Parkinson received a B.S. degree in General Engineering from the U.S. Naval Academy in 1957, an M.S. degree in Aeronautics/Astronautics Engineering from the Massachusetts Institute of Technology in 1961, and a Ph.D. degree in Astronautics Engineering from Stanford University in 1966.

     Robert S. Cooper has served as a director of the Company since April 1989. Since 1985, Dr. Cooper has been President, Chief Executive Officer, and Chairman of the Board of Directors of Atlantic Aerospace Electronics Corporation, an aerospace company. From 1981 to 1985, he was Assistant Secretary of Defense for Research and Technology and simultaneously held the position of Director for the Defense Advanced Research Projects Agency (DARPA). Dr. Cooper received a B.S. degree in Electrical Engineering from State University of Iowa in 1954, an M.S. degree in Electrical Engineering from Ohio State University in 1958, and a Doctor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology in 1963.

Vote Required

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

     Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom were elected by the shareholders at the last annual meeting and are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote FOR re-election of the above-named directors to the Board of Directors of the Company.

Board Meetings and Committees

     The Board of Directors held eleven meetings during the fiscal year ended December 31, 1996. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

     The Board of Directors has a standing Audit Committee. The members of the Audit Committee are directors Hart and Parkinson. The Audit Committee held one meeting during fiscal 1996. The purposes of the Audit Committee are to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the corporation, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     The Board of Directors has a standing Compensation Committee. The members of the Compensation Committee are directors Cooper and Fazarinc. The Compensation Committee held one meeting during fiscal 1996. The purpose of the Compensation Committee is to review and make recommendations to the full Board of Directors with respect to all forms of compensation to be paid or provided to the executive officers of the Company.

     The Board of Directors has no standing nominating committee or any committee performing the functions of such committee.

Compensation Committee Interlocks and Insider Participation

     Robert S. Cooper and Zvonko Fazarinc served as members of the Compensation Committee during the fiscal year ended December 31, 1996. No past or present members of the Compensation Committee are or have been employees or officers of the Company.

Compensation Committee Report

     The  Compensation  Committee  of the Board of Directors  (the  "Committee")
establishes   the  general   compensation   policies  of  the  Company  and  the
compensation plans and specific compensation levels for executive officers.

     The Committee believes that the compensation of the Chief Executive Officer should be primarily influenced by the overall financial performance of the Company. The compensation of the Chief Executive Officer is established within a range of compensation for similarly situated chief executive officers of comparable companies in the high technology and related industries in the Standard & Poor's High Technology Composite Index ("peer companies") and their performance according to data obtained by the Committee from independent outside consultants and publicly available data, such as proxy data from peer companies as adjusted by consideration of the particular factors influencing the Company's performance. A portion of the Chief Executive Officer's compensation package is established as base salary and the balance is variable and consists of an annual cash bonus and stock option grants. Within the established range, the Committee sets the Chief Executive Officer's base salary according to the Company's historical performance compared to peer companies and the challenges and opportunities accredited to the Company. Based on these considerations, the Committee raised the Chief Executive Officer's base salary to $330,000 from $300,000. In addition, the Committee determined to continue the Company's practice of paying the Chief Executive Officer an additional $12,000 per year as supplemental compensation. Based primarily on the Company's relative performance, the Committee determined that there would be no annual cash bonus paid to the Company's senior executive officers, including the Chief Executive Officer, for fiscal year 1996. Based on the Committee's evaluation of the Chief Executive Officer's ability to influence the long-term growth and profitability of the Company, the Committee decided that the Chief Executive Officer should receive an option grant to purchase 20,000 shares of the Company's Common Stock with an exercise price of the current fair market value and vesting over the next five years.

     The Committee also adopted similar policies with respect to the compensation of other senior executive officers of the Company. A portion of the compensation package is established as base salary and the balance is variable and consists of an annual cash bonus and stock option grants. Using salary survey data supplied by outside consultants and other publicly available data, such as proxy data from peer companies, the Committee establishes base salaries that are within a range of salaries of similarly situated executive officers at comparable companies. The Committee also considers factors such as relative Company performance, the performance of the business unit for which the senior executive is responsible and the individual's past performance and future potential in determining the base salaries of senior executive officers. The size of option grants to senior executive officers is determined by the Committee's evaluation of the executive's ability to influence the Company's long-term growth and profitability. Generally, options are granted at the current market price. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for managers to create value for shareholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

     Robert S. Cooper, Member                   Zvonko Fazarinc, Member
     Compensation Committee                     Compensation Committee

Compensation of Directors

     Cash Compensation. The Company currently does not pay any cash compensation to directors for serving on the Board of Directors or committees of the Board of Directors. The Company does reimburse all non-employee directors for travel and other necessary business expenses incurred in the performance of their services as directors.

     1990 Director Stock Option Plan. The Company's 1990 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on December 19, 1990 and approved by the shareholders on April 24, 1991. A total of 380,000 shares of the Company's Common Stock is currently reserved for issuance upon the exercise of options issuable pursuant to the Director Plan ("Director Options"). The Director Plan provides for the annual granting of nonstatutory stock options to non-employee directors of the Company ("Outside Directors"). All such options vest over five years and have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, all such grants are automatic and are not subject to the discretion of any person upon re-election of each such director. During the fiscal year ended December 31, 1996, Directors Cooper, Fazarinc, Goodrich, Hart and Parkinson were each granted Director Options to purchase 5,000 shares at an exercise price of $23.00 per share.

     Other Arrangements. Dr. Parkinson has served as a consultant to the Company since 1982. He is currently paid $4,750 per month for such services.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of Company's Common Stock beneficially owned as of the Record Date by: (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer of the Company and other executive officers of the Company named in the Summary Compensation Table contained in "COMPENSATION OF EXECUTIVE OFFICERS", and (iv) all directors and executive officers of the Company as a group:

                                                                                  Shares
                                                                            Beneficially Owned
                                                                        ---------------------------
Directors, Executive Officers and 5% Shareholders(1)                      Number (2)       Percent
-----------------------------------------------------                   ---------------------------
Charles R. Trimble(3)...............................................      1,608,063           7.21

Robert S. Cooper(4).................................................         68,000              *

Zvonko Fazarinc(5)..................................................         53,664              *

John B. Goodrich(6).................................................         26,821              *

William Hart(7).....................................................         72,642              *

Bradford W. Parkinson(8)............................................         44,984              *

James L. Sorden(9)..................................................        260,445           1.17

David E. Vaughn(10).................................................         32,806              *

Bruce E. Alspach(11)................................................              0              0

Charles R. Joseph(12)...............................................              0              0

David M. Hall(13)...................................................         11,654              *

All Directors and Executive Officers as a group
     (14 persons)(3)-(13)...........................................      2,470,710          10.94
---------------------------------------------------------------------

*       Less than 1%
(1)     Except as  otherwise  noted,  the  business  address of each of the persons  named in this table is: c/o Trimble Navigation  Limited,  645 North Mary Avenue,  Sunnyvale,  California
        94088.
(2)     Except as  indicated  in the  footnotes  to this table and  pursuant  to applicable  community property laws, the persons named in the table have sole voting and  investment  power with  respect to all shares of common stock shown as beneficially owned by them.
(3)     Includes  1,582,341  shares held in a family  limited  partnership  and 5,722  shares held pursuant to the Company's 401(k) Plan.
(4)     Includes 35,000 shares subject to stock options  exercisable  within 60 days of the Record
        Date.
(5)     Includes 35,000 shares subject to stock options  exercisable  within 60 days of the Record
        Date.  Mr.  Fazarinc will not stand for  re-election  to the Company's  Board of Directors at the Annual Meeting.  See "PROPOSAL I--ELECTION OF DIRECTORS--Nominees".
(6)     Includes  8,333 shares subject to stock options  exercisable  within 60 days of the Record
        Date.
(7)     Includes 1,106 shares held by venture capital funds of which Mr. Hart is a general  partner or managing  partner.  Also  includes  35,000  shares subject to stock options exercisable within 60 days of the Record Date.
(8)     Includes 3 shares held by Dr. Parkinson's spouse, 2,515 shares held in a charitable  remainder  trust and 41,000 shares  subject to stock options exercisable within 60 days of the Record Date.
(9)     Includes  41,393 shares subject to stock options  exercisable  within 60 days of the Record Date and 3,975 shares held  pursuant to the Company's
        401(k) Plan.
(10)    Includes 32,608 shares subject to stock options  exercisable  within 60 days of the Record
        Date.
(11)    Mr. Alspach resigned from the Company effective January 1, 1997.
(12)    Mr. Joseph  resigned from the Company  effective  November 1, 1996.  See
        "COMPENSATION  OF  EXECUTIVE   OFFICERS--Summary   Compensation   Table",
        footnote 8.
(13)    Includes 10,833 shares subject to stock options  exercisable  within 60 days of the Record
        Date.
(14)    Includes  262,030  shares  subject  to stock  options  exercisable  within  60 days of the
        Record Date.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation, including bonuses, for the three years ended December 31, 1996 paid to the Chief Executive Officer of the Company, the four other most highly compensated executive officers of the Company at year end and one former executive officer who would have been one of the four other most highly compensated except for the fact that he was not serving as an executive officer at December 31, 1996:

                           Summary Compensation Table

                                                                    Long-term
                                           Annual Compensation(1) Compensation(2)
                                          ----------------------- ---------------
                                                                    Securities
                                                                    Underlying     All Other
                                              Salary       Bonus      Options    Compensation(3)
Name and Principal Position         Year       ($)          ($)         (#)           ($)
----------------------------       ------    ---------   --------  -----------   ---------------
Charles R. Trimble                  1996     320,942           0        20,000        16,600(4)
  President and Chief Executive
  Officer                           1995     282,000       8,460             0              900
                                    1994     240,333      63,688             0              800

James L. Sorden                     1996     221,583           0        20,000            1,200
  Executive Vice President,
  Commercial Products               1995     203,333       6,100             0              700
                                    1994     156,625      41,506        20,000              900

David E. Vaughn                     1996     206,641           0        20,000        49,590(5)
  Executive Vice President,
  Business Development              1995     192,500       5,775             0        49,358(6)
                                    1994     155,000      41,075        20,000        44,067(7)

Bruce E. Alspach                    1996     173,355           0             0            1,200
  Vice President, Aerospace         1995     141,373       4,241             0            1,200
                                    1994      69,000      18,285        60,000              600

Charles R. Joseph(8)                1996     166,660           0             0            9,000
  Former Executive Vice
  President, Software and
  Component Tecnologies             1995     181,667       5,450             0           10,800
                                    1994     151,500      44,440        20,000           10,800

David M. Hall                       1996     152,447           0        20,000            7,200
  Vice President, Software and
  Component Technologies            1995     142,900       4,673        10,000            7,200
                                    1994     115,456      33,980        10,000            6,600
----------------------------------

(1) Compensation  deferred at the  election of  executive  is included in the  category and in the year earned.
(2) The Company has not issued stock  appreciation  rights or  restricted  stock awards. The Company has no "long-term incentive plan" as the term is defined in the applicable rules.
(3) Includes  amounts  contributed by the Company  pursuant to Section 401(k) of the  Internal  Revenue Code of 1986,  as amended,  for the periods for which they  accrued.  All  full-time  employees  of the  Company  are  eligible to participate in the Company's  401(k) plan.  Amounts also include  automobile allowances paid to: Mr. Vaughn of $9,000,  $9,000, and $7,250 for 1996, 1995
    and 1994,  respectively;  Mr. Joseph of $9,000, $9,600, and $9,600 for 1996,
    1995 and 1994, respectively;  and Mr. Hall of $6,000, $6,000, and $5,500 for
    1996, 1995 and 1994, respectively.
(4) Includes $15,400 paid by the Company for tax planning services provided to Mr. Trimble.
(5) Includes  $39,390  for a loan  made to Mr.  Vaughn by the  Company  that was  forgiven  by the
    Company.
(6) Includes  $39,158  for a loan  made to Mr.  Vaughn by the  Company  that was  forgiven  by the
    Company.
(7) Includes  $36,517  for a loan  made to Mr.  Vaughn by the  Company  that was  forgiven  by the
    Company.
(8) Mr.  Joseph  resigned  from the  Company  effective  November 1, 1996 and is
    included  in  the  Summary   Compensation  Table  solely  pursuant  to  Item
    402(a)(3)(iii) of Regulation S-K of the Securities Act of 1933, as amended.

     The following table sets forth the number and terms of options granted to the persons named in the Summary Compensation Table during the fiscal year ended December 31, 1996:

                        Option Grants in Last Fiscal Year

                                Individual Grants
-----------------------------------------------------------------------
                                                                           Potential Realizable
                       Number of                                             Value at Assumed
                      Securities  % of Total                              Annual Rates of Stock
                      Underlying     Options                               Price Appreciation
                       Options      Granted to    Exercise                 for Option Term (2)
                        Granted    Employees in    Price    Expiration   ----------------------
     Name                  (#)     Fiscal Year(1) ($/Share)   Date           5% ($)    10% ($)
-----------------------------------------------------------------------------------------------
Charles R. Trimble......     20,000    1.31       15.375     3/3/2002        89,773    199,674

James L. Sorden.........     20,000    1.31       15.375     3/3/2002        89,773    199,674

David E. Vaughn.........     20,000    1.31       15.375     3/3/2002        89,773    199,674

Bruce E. Alspach........          0       0            -          -              -          -

Charles R. Joseph(3)....          0       0            -          -              -          -

David M. Hall...........     20,000    1.31       15.375     3/3/2002        89,773    199,674
------------------------

(1) The Company granted options to purchase an aggregate of 1,522,131 shares to employees and non-employee directors during 1996 pursuant to the Company's 1993 Stock Option Plan, the 1992 Management Discount Plan and the Company's 1990 Director Stock Option Plan.
(2) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. All such grants vest over five years and have a five-year three-month option term which, assuming the specified rates of annual compounding, results in total appreciation of 29.2% (at 5% per year) and 64.9% (at 10% per year).
(3) Mr. Joseph resigned from the Company effective November 1, 1996. See "COMPENSATION OF EXECUTIVE OFFICERS--Summary Compensation Table", footnote 8.

     The following table provides information on option exercises by the persons named in the Summary Compensation Table during the fiscal year ended December 31, 1996:

        Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                  Number of Securities
                                                 Underlying Unexercised         Value of Unexercised
                         Shares                      Options at                 In-the-Money Options
                        Acquired        Value     Fiscal Year-End (#)          at Fiscal Year-End ($)(1)
                       on Exercise    Realized  ---------------------------   --------------------------
Name                      (#)           ($)     Exercisable  Unexercisable    Exercisable  Unexercisable
--------------------- -------------   --------- ---------------------------   --------------------------
Charles R. Trimble..        0             0            0           20,000              0            0

James L. Sorden.....        0             0       37,725           44,334        102,632       29,501

David E. Vaughn.....    8,167        57,169       24,807           51,000         60,375       49,249

Bruce E. Alspach....        0             0       29,000           31,000         50,750       54,250

Charles R. Joseph(2)   58,000       386,751            0                0              0            0

David M. Hall.......        0             0        9,500           30,500         11,666        8,334
--------------------

(1) Represents the market value of the Common Stock underlying the options at year end, less the exercise price of "in-the-money" options. The closing price of the Company's Common Stock on December 31, 1996 as quoted on the Nasdaq National Market was $11.50.
(2) Mr. Joseph resigned from the Company effective November 1, 1996. See "COMPENSATION OF EXECUTIVE OFFICERS--Summary Compensation Table", footnote 8.

Changes to Compensation Plans

     The Company has proposed an amendment to increase the number of shares reserved for issuance under the 1993 Stock Option Plan. Because all grants under the 1993 Stock Option are made at the discretion of the Board of Directors, future grants under the 1993 Stock Option Plan are not yet determinable. Accordingly, the following table summarizes the number of stock options received under the 1993 Stock Option Plan during the fiscal year ended December 31, 1996 by (i) the persons named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees (excluding executive officers) as a group.

                                New Plan Benefits

                                                  1993 Stock Option Plan(1)
                                              ----------------------------------

                                               Exercise Price       Number of
                                             ------------------- ---------------
     Name and Position                         ($ per Share)     Options Granted
-------------------------------------------- ------------------- ---------------

Charles R. Trimble                                 15.375              20,000
     President and Chief Executive Officer

James L. Sorden                                    15.375              20,000
     Executive Vice President,
     Commercial Products................

David E. Vaughn                                    15.375              20,000
     Executive Vice President,
     Business Development...............

Bruce E. Alspach                                        -                   0
     Vice President, Aerospace..........

Charles R. Joseph(2)                                    -                   0
     Former Executive Vice President,
     Software and Component Technologies

David M. Hall                                      15.375               20,000
     Vice President, Software and
     Component Technologies.............

Executive Officer Group.................           15.375              147,000

Non-Executive Director Group............                -                    0

Non-Executive Officer Employee Group....           16.606(3)         1,350,131
--------------------------------------------

(1) Only employees (including officers and directors) and consultants of the Company are eligible to participate in the 1993 Stock Option Plan.
(2) Mr. Joseph resigned from the Company effective November 1, 1996. See "COMPENSATION OF EXECUTIVE OFFICERS--Summary Compensation Table", footnote 8.
(3) Exercise prices for the options granted during the fiscal year ended December 31, 1996 under the 1993 Stock Option Plan are presented on a weighted-average basis. Future benefits under the 1993 Stock Option Plan are not determinable, as grants of options are at the discretion of the Board of Directors.

Stock Option Exchange Program

     In December 1996, the Board of Directors offered all employees, including officers, holding outstanding options to purchase shares of the Company's Common Stock which were granted after February 16, 1995 under the Company's 1993 Stock Option Plan and the 1992 Management Discount Stock Option Plan, the opportunity to cancel their older, higher priced options in exchange for new options having an exercise price at the greater of the then current fair market value of the Company's Common Stock at the time of exchange or such price on December 3, 1996

(which was $15.375). Such new options were otherwise identical to the canceled options except for a restarting of the vesting term to December 3, 1996 and the new lower exercise price.


     The option exchange program adopted by the Board of Directors was an acknowledgment of the importance to the Company of having equity incentives in the hands of key employees. Stock options which are "out of the money" provide no particular compensatory incentive if an employee is considering alternative opportunities. The Board of Directors considered the renewed vesting period incurred in the option exchange programs as a means of retaining the services of valued employees for a longer period of time and considered the continued services of the participants and the resetting of the vesting commencement date of such exchanged options as constituting adequate consideration to the Company for implementing the option exchange program. The Board of Directors decided to include officers in the exchange because of the importance of their administrative and technical leadership to the success of the Company's business. Only two of the Company's executive officers, neither of whom is named in the Summary Compensation Table, participated in the option exchange program.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 1996 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it and written representations from its officers and directors and certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except that in connection with the initial grant of an option to purchase shares of the Company's Common Stock to Dennis Ing, the Company's new Chief Financial Officer, his Form 3 was inadvertently filed late due to administrative and clerical error.

Certain Relationships and Related Transactions

     During fiscal year 1996, the Company invested $80,000 in the Series A Preferred Stock of IntegriNautics, a privately held California corporation. In developing and producing its products for sales to others, IntegriNautics purchases the Company's products and uses them as component parts. Bradford W. Parkinson, who is a member of the Company's Board of Directors is also a member of the board of directors and a significant shareholder of IntegriNautics. As one of the factors that it considered in approving the Company's investment in IntegriNautics, the Company's Board of Directors specifically reviewed the fairness of the transaction to the Company in light of Dr. Parkinson's investment and participation in IntegriNautics.

     During fiscal year 1996, the Company invested $200,000 in the Series B Preferred Stock of ProShot Golf, Inc. ("ProShot"), a privately held California corporation. In developing and producing its products for sales to others, ProShot purchases the Company's products and uses them as component parts. Ralph
F. Eschenbach, who served as the Company's Vice President and Chief Technical Officer during 1996, is also a member of the board of directors and a shareholder of ProShot. As one of the factors that it considered in approving the Company's investment in ProShot, the Company's Board of Directors specifically reviewed the fairness of the transaction to the Company in light of Mr. Eschenbach's investment and participation in ProShot.

     See also "Compensation of Directors".

Company Performance

    The following graph shows a five year comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index
       (U.S.), and the Standard & Poor's High Technology Composite Index:

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS*
                         AMONG TRIMBLE NAVIGATION LTD.,
                   NASDAQ COMPOSITE TOTAL RETURN INDEX (U.S.)
                     SOURCE: CRSP, AND THE STANDARD & POOR'S
                             TECHNOLOGY SECTOR INDEX




                     [Insert Performance Graph / Table Here]


                       DATA POINTS FOR PERFORMANCE GRAPH


                                   1991   1992   1993  1994   1995   1996


Trimble Navigation       TRMB      $100    $51    $53   $99   $111    $69
     Limited

NASDAQ Stock Market-US   INAS      $100   $116   $134  $131   $185   $227

S&P Technology
     Sector              ITES      $100   $104   $128  $149   $215   $305


------------------------------
* Assumes an investment of $100 on December 31, 1991 in the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Standard & Poor's High Technology Composite Index. Total return assumes reinvestment of dividends for the indexes. The Company has never paid dividends on its Common Stock and has no present plans to do so.

                 PROPOSAL II--AMENDMENT OF 1993 STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in October 1992 and approved by the shareholders in April 1993. Since then, the Board of Directors has authorized amendments to the Option Plan increasing the shares reserved for issuance thereunder to 2,600,000 shares, all of which increases were approved by the shareholders. At the Record Date, options to purchase an aggregate of 1,987,706 shares, having an average exercise price of $14.37 per share and expiring from March 1998 to July 2004, were outstanding and 290,322 shares remained available for future grant under the Option Plan.

     On March 19, 1997, the Board of Directors approved an amendment to the Option Plan to increase the number of shares reserved for issuance thereunder by an additional 600,000 shares to 3,200,000 shares. At the Annual Meeting, the shareholders are being asked to approve the increase of 600,000 shares in the number of shares available for issuance under the Option Plan.

          The essential features of the Option Plan are outlined below:

Purpose

     The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants of the Company and to promote the success of the Company's business.

Administration

     The Option Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board of Directors. The Option Plan is currently being administered by the Board of Directors generally. The interpretation and construction of any provision of the Option Plan by the Board of Directors or its Committee shall be final and binding. Members of the Board of Directors or its Committee receive no additional compensation for their services in connection with the administration of the Option Plan.

Eligibility

     The Option Plan provides for grants to employees (including officers) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for grants of nonstatutory stock options to employees and consultants. The Board of Directors or its Committee selects the optionees and determines the number of shares to be subject to each option. No employee may be granted, in any fiscal year, options under the plan to acquire more than 100,000 shares of Common Stock of the Company. Notwithstanding such limitation, however, an additional one-time grant to purchase up to 250,000 shares may be made to any newly-hired officer or employee. These limits are subject to appropriate adjustments in the case of stock splits, reverse stock splits and the like. There is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which become exercisable for the first time in any one calendar year.

Terms of Options

     Each option is evidenced by a written stock option agreement between the Company and the optionee and is generally subject to the terms and conditions listed below, but specific terms may vary:

     (a) Exercise of the Option. The Board of Directors or its Committee determines when options granted under the Option Plan may be exercised. The current form of the option agreement generally used under the Option Plan provides that options will be exercisable cumulatively to the extent of 20% of the option shares on the date 12 months after the vesting commencement date of the option and 1.67% of the option shares at the end of each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. The Option Plan specifies that the permissible form of payment for shares issued upon exercise of an option shall be set forth in the option agreement and may consist of cash, check, promissory note, exchange of shares of the Company's Common Stock held for more than six months or such other consideration as determined by the Board of Directors or its Committee and as permitted by the California Corporations Code. The current form of option agreement only permits payment by cash, check or exchange of shares.

     (b) Option Price. The option price of the options granted under the Option Plan is determined by the Board of Directors or its Committee in accordance with the Option Plan, but the option price of incentive stock options and nonstatutory stock options may not be less than 100% and 85%, respectively, of the fair market value of the Company's Common Stock. The Option Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on such system on the date of the grant of the option. With respect to any participant who owns stock representing more than 10% of the voting power of the Company's capital stock, the exercise price of any incentive or nonstatutory stock option must equal at least 110% of the fair market value per share on the date of the grant.

     (c) Termination of Employment. The Option Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised not later than 30 days after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (d) Disability. If the optionee terminates his employment with the Company as a result of his total or permanent disability, options may be exercised within 6 months after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (e) Death. If an optionee should die while an employee or a consultant of the Company or during the 30 day period following termination of the optionee's employment or consultancy, the optionee's estate may exercise the options at any time within 12 months after the date of death but only to the extent that the options were exercisable on the date of death or termination of employment.

     (f) Termination of Options. The terms of all options granted under the Option Plan may not exceed ten years from the date of grant. However, any option granted to any optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than 5 years. Under the current form of option agreement, each option has a term of 5 years and 3 months from the date of grant. No option may be exercised by any person after such expiration.

     (g) Nontransferability of Options. All options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may be exercised only by the optionee.

Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation where the Company is not the successor entity, options outstanding shall be assumed or an equivalent option shall be substituted by the successor entity, unless the Board of Directors accelerates the exercisability of the options such that the optionee shall have the right to exercise his or her option on or before the effective date of such merger. Should an option be assumed or substituted upon a merger, the exercisability of the option will also be accelerated if the successor entity terminates the employment of the optionee within one year of the merger.

Amendment and Termination

     The Board of  Directors  may, at any time,  amend or  terminate  the Option
Plan, but no amendment or termination shall be made which would impair the rights of any participant under any grant theretofore made, without his or her consent. In addition, the Company shall obtain shareholder approval of any amendment to the Option Plan in such a manner and to the extent necessary to comply with applicable law or regulation. In any event, the Option Plan will terminate in 2003.

Federal Income Tax Information

     Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Vote Required

     Approval of the increase of 600,000 shares in the number of the shares of Common Stock reserved for issuance under the Option Plan requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an increase of 600,000 shares in the number of shares of Common Stock reserved for issuance under the Option Plan.


        PROPOSAL III--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the current fiscal year ending December 31, 1997. Ernst & Young LLP has been the Company's independent auditors since their appointment in 1986. The Company expects that a representative of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Vote Required

     Approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997, requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. In the event such ratification is not obtained, the Board of Directors will reconsider such selection.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1997.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the envelope which has been enclosed.

                                                   For the Board of Directors
                                                   TRIMBLE NAVIGATION LIMITED

                                                   ROBERT A. TRIMBLE
                                                   Secretary
Dated: April 2, 1997

                                                                 APPENDIX A



                           TRIMBLE NAVIGATION LIMITED
                                  EXHIBIT 10.50
                             1993 STOCK OPTION PLAN
                         (amended as of March 19, 1997)

     I. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     I. Definitions. As used herein, the following definitions shall apply:

     A. "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     A. "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

     A. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     A. "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

     A. "Common Stock" shall mean the Common Stock of the Company.

     A.  "Company"  shall  mean  Trimble   Navigation   Limited,   a  California
corporation.

     A. "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not, provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

     A. "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or any Parent or Subsidiary of the Company; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

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     A.  "Employee"  shall mean any person,  including  officers and  directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     A. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     A. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     1. If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

     1. If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

     1. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     A. "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     A. "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     A. "Option" shall mean a stock option granted pursuant to the Plan.

     A. "Optioned Stock" shall mean the Common Stock subject to an Option.

     A. "Optionee" shall mean an Employee or Consultant who receives an Option.

     A. "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     A. "Plan" shall mean this 1993 Stock Option Plan.

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

     A. "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.
     B. "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     I. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,200,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     I. Administration of the Plan.

     A. Procedure.

     1.  Multiple  Administrative  Bodies.  The  Plan  may  be  administered  by
different   Committees  with  respect  to  different  groups  of  Employees  and
Consultants.

     1. Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

     1. Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     A. Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

     1. to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

     1. to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

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

     1. to determine whether and to what extent Options are granted hereunder;

     1. to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

     2. to approve forms of agreement for use under the Plan;

     1. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

     1. to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

     1. to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant
(including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

     1. to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

     A. Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     A. Grant Limits. The following limitations shall apply to grants of Options under the Plan:

     1. No employee shall be granted, in any fiscal year of the Company, Options under the Plan to purchase more than 100,000 Shares, provided that the Company may make an additional one-time grant of up to 250,000 Shares to newly-hired Employees.

     1.  The  foregoing   limitations  shall  be  adjusted   proportionately  in
connection  with any change in the  Company's  capitalization  as  described  in
Section 11.

     1. If an Option is cancelled (other than in connection with a transaction described in Section 11), the cancelled Option shall be counted against the limits set forth in Section 4(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

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

     I. Eligibility.

     A. Nonstatutory Stock Options may be granted only to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     A. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     A. For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     A. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     I. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     I. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option
Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     I. Exercise Price and Consideration.

     A. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

     1. In the case of an Incentive Stock Option

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

     a) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

     a) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     1. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     A. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     I. Exercise of Option.

     A. Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

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

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     A. Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     A. Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     A. Death of Optionee. In the event of the death of an Optionee:

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

     1. during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death, subject to the limitation set forth in Section 5(b); or 2. within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     A. Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     I. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

     I. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.


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Except as  expressly  provided  herein,  no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the even the successor corporation does not agree to assume the option or the substitute and equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to vest in and exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable. If the Board makes an Option fully vested and exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. If, in such a merger, the Option is assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation, and if during a one-year period after the effective date of such merger, the Optionee's Continuous Status as an Employee or Consultant is terminated for any reason other than the Optionee's voluntary termination of such relationship, then the Optionee shall have the right within thirty days thereafter to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not be otherwise exercisable, effective as of the date of such termination.

     I. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

     I. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     I. Amendment and Termination of the Plan.

     A. Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee


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

under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     A. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     I. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     I. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     I.  Option  Agreement.   Options  shall  be  evidenced  by  written  option
agreements in such form as the Board shall approve.

     I. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.


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


                                                                 APPENDIX B


   PROXY                 TRIMBLE NAVIGATION LIMITED              PROXY
                 PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned shareholder of TRIMBLE NAVIGATION LIMITED, a California corporation, hereby acknowledges reciept of the Notice of Annual Meeting of Shareholders and Proxy Statement, each Dated April 2, 1997, and hereby appoints Charles R. Trimble and Robert A. Trimble, and each of them, proxies and attorneys- in-fact, with full power to each of subsitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of TRIMBLE NAVIGATION LIMITED, to be held on Thursday, May 15, 1997 at 4:00 p.m., local time, at 749 North Mary Avenue, Sunnyvale, California 94088, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF AN INCREASE OF 600,000 SHARES IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     Both of such attorneys or substitutes (if both are present and acting at said meeting or any ajournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                 (Continued, and to be signed on the other side)


                              FOLD AND DETACH HERE

                                                                    Please mark
                                                                 [X] your votes
                                                                       as this


1. Elections of Directors                           WITHHOLD
                                          FOR       FOR All                                                FOR    AGAINST   ABSTAIN
     (INSTRUCTION: If you wish to                                 2.Proposal to approve an increase
      withhold authority to vote for      [  ]       [   ]          of 600,000 shares in the number of    [   ]    [   ]     [   ]
      any individual nominee, strike                                shares available for issuance under
      a line through that nominee's                                 the Companys 1993 Stock Option Plan
      name in the list below:)
                                                                  3.Proposal to ratify the appointment
Robert S. Cooper, John B. Goodrich, William Hart,                   of Ernst & Young LLP as independent   [   ]    [   ]     [   ]
Bradford W. Parkinson and Charles R. Trimble                        auditors of the Company for the fiscal
--------------------------------------------------------            year ending December 31, 1997.


I PLAN TO ATTEND THE MEETING            [   ]                                        COMMENTS/ADDRESS CHANGE
                                                                                        Please mark this box if you
                                                                                        have written comments/address        [   ]
                                                                                        change on the reverse side.

                                                          _ _ _
                                                                |
                                                                |
                                                                |






Signature(s)______________________________________________   Dated _______, 1997
(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, an returned promptly in the enclosed envelope. If signing for estates, trusts, corporations, or partnerships title or capacity should be stated. If shares are held jointly each holder should sign.)



                              FOLD AND DETACH HERE


                                                                 APPENDIX C



TRIMBLE NAVIGATION LIMITED ANNUAL MEETING TO BE HELD ON 5/15/97 AT 4:00 P.M.
PDT FOR HOLDERS AS OF 3/14/97           * ISSUER CONFIRMATION COPY - INFO ONLY*
     2    1-0001    THIS FORM IS PROVIDED FOR INFORMATIONAL
                    PURPOSES ONLY. PLEASE DO NOT USE IT FOR
                    VOTING PURPOSES.
CUSIP: 896239100

DIRECTORS                                         CONTROL NO.
----------                                                              |-------
DIRECTORS RECOMMENDED: A VOTE FOR ELECTION OF THE FOLLWOING             |
DIRECTORS                                                        0010100|
1- 01-ROBERT S. COOPER, 02-JOHN B. GOODRICH, 03-WILLIAM HART,           |
   04-BRADFORD W. PARKINSON, 05-CHARLES R. TRIMBLE                      |

                                                                 DIRECTORS
PROPOSALS                                                       RECOMMENDED
----------                                                      ------------
     2 - PROPOSAL TO APPROVE AN INCERASE OF 600,000 SHARES           FOR
         IN THE NUMBER OF SHARES AVAILBALE FOR ISSUANCE UNDER       022902
         THE COMPANY'S 1993 STOCK OPTION PLAN.

     3 - PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP     FOR
         AS INDEPENDENT AUDTIORS OF THE COMPANY FOR THE FISCAL      0010200
         YEAR ENDING DECEMBER 31, 1997.


         *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
          OR ANY ADJOURNMENT THEREOF



         *NOTE* *TRUE RECORD DATE IS MARCH 16, 1997.

FOLD AND DETACH HERE

          TRIMBLE NAVIGATION LIMITED
          05/15/97 AT 4:00 P.M. PDT                   2 ITEM(S)
                                                        SHARE(S)
                  DIRECTORS
                  ---------
         (MARK 'X' FOR ONLY ONE BOX)

1 [   ]   FOR ALL NOMINEES
                                                            |------
  [   ]   WITHHOLD ALL NOMINEES                             |
                                                            |
  [   ]   WITHHOLD AUTHORITY TO VOTE FOR
          ANY INDIVIDUAL NOMINEE. WRITE
          NUMBER(S) OF NOMINEE(S) BELOW.

  USE NUMBER ONLY __________________________

   FOR    AGAINST   ABSTAIN

2 [   ]    [   ]     [   ]    PLEASE INDICATE YOUR PROPOSAL SELECTION BY
                              FIRMLY PLACING AN 'X' IN THE APPROPRIATE     [X]
                              NUMBERED BOX WITH BLUE OR BLACK INK ONLY

     DO NOT USE               SEE VOTING INSTRUCTIONS NO. 1 ON REVERSE

     DO NOT USE               ACCOUNT NO:

   FOR    AGAINST   ABSTAIN   CUSIP: 896239100
3 [   ]    [   ]     [   ]
                              CONTROL NO:

     DO NOT USE               CLIENT NO:

     DO NOT USE               PLEASE MARK HERE IF YOU PLAN TO ATTEND
                              AND VOTE YOUR SHARES AT THE MEETING     [   ]
  FOR    AGAINST   ABSTAIN

     DO NOT USE

     DO NOT USE
                              51 MERCEDES WAY
     DO NOT USE               EDGEWOOD NY 17717

 FOR    AGAINST   ABSTAIN

     DO NOT USE

     DO NOT USE
                              TRIMBLE NAVIGATION LIMITED
     DO NOT USE               ATTN:BARBARA HALL
                              645 N MARY AVE
 FOR    AGAINST   ABSTAIN     SUNNYVALE, CA  94088

     DO NOT USE

     DO NOT USE

     DO NOT USE
                              _____________________________________  /____/____
FOLD AND DETACH HERE          SIGNATURE(S)                            DATE